UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the SecuritiesExchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TRIANGLE PETROLEUM CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

TRIANGLE PETROLEUM CORPORATION
1625 Broadway, Suite 780, Denver,
Colorado 80202

NOTICE OFANNUALMEETING
OFSTOCKHOLDERS
to be held on
August 17, 2010

DearStockholder,

The2010AnnualMeetingofStockholdersofTRIANGLEPETROLEUMCORPORATION, willbeheldattheCompany’soffices,1625Broadway,Suite780,Denver,Colorado80202onAugust17,2010at 10:00a.m.(localtime).

ProposalstobeconsideredattheAnnualMeeting:

(1)	toelectfiveDirectorstoserveuntilthe2011annualmeetingofstockholdersoftheCompany;
(2)	toapproveappointmentofKPMGLLPasindependentregisteredpublicaccountingfirm;
(3)	toapprovethegrantofdiscretionaryauthoritytotheCompany’sBoardofDirectorstoamenditsArticles ofIncorporationtoeffectareversestocksplit;
(4)	toapproveamendmentofCompany’sArticlesofIncorporationtodecreasethenumberofauthorized sharesofcommonstockto70,000,000;and
(5)	toconsiderandactuponandotherbusinessthatmayproperlycomebeforethemeetingandany adjournment(s)thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL PROPOSALS

*StockholdersarecordiallyinvitedtoattendtheAnnualMeetingandvoteinperson.

You May Vote YourProxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote YourShares.

Yourelectronicvoteauthorizesthenamedproxiestovoteyoursharesinthesamemannerasifyoumarked,signed,datedandreturnedtheproxycard.

Vote Your Proxy on the Internet:

Go to www.continentalstock.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

The Proxy Materials are available for review at:	ACCOUNT NUMBER:
http://www.cstproxy.com/trianglepetroleum/2010

TRIANGLE PETROLEUM CORPORATION

1625 Broadway, Suite 780, Denver, Colorado 80202

Important Notice Regarding the Availability Of Proxy Materials Forthe Annual Meeting of Stockholders to Be Held On August 17, 2010.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.Weencourageyoutoaccessandreviewalloftheimportantinformationcontainedintheproxymaterials beforevoting.

Ifyouwouldliketoreceiveapaperore-mailcopyofthesedocuments,youmustrequestone.Thereisnocharge forsuch documents to be mailed to you. Please make your request for a copy as instructed belowon or before August 9, 2010 to facilitate a timely delivery.

The following Proxy Materials are available to you to review at: www.cstproxy.com/trianglepetroleum/2010

-	the Company’s Annual Report for the year ending January 31, 2010.
-	the Company’s Quarterly Report for the quarter ended April 30, 2010.
-	the Company’s 2010 Proxy Statement (including all attachments thereto).
-	the Proxy Card.
-	any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSINGYOURPROXYMATERIALS ONLINE
Havethisnoticeavailablewhenyourequestapapercopyoftheproxymaterialsor to vote your proxy electronically. You must reference your company ID, 9-digit proxy numberand 10-digit account number.

REQUESTINGAPAPERCOPYOFTHEPROXYMATERIALS

By telephone please call 1-888-221-0690,
or
By logging on to www.cstproxy.com/trianglepetroleum/2010
or
By email at: proxy@continentalstock.com

Please include the company name and your account number in the subject line.